JANUS ASPEN SERIES
                                 Service Shares
                             Money Market Portfolio

                       Supplement Dated September 28, 2001
            to Statement of Additional Information Dated May 1, 2001

THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE SERVICE SHARES OF JANUS ASPEN SERIES MONEY MARKET PORTFOLIO DATED MAY 1, 2001. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE STATEMENT OF ADDITIONAL INFORMATION TOGETHER CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST A CURRENT COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

The following information should be added to the Trustees and Officers section of the Statement of Additional Information:

Effective September 28, 2001, Loren M. Starr has been appointed Vice President and Chief Financial Officer of Janus Aspen Series, Janus Investment Fund and Janus Adviser Series. Mr. Starr is Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital Corporation and Janus International Limited. Mr. Starr was formerly employed by Putnam Investments as the Managing Director, Treasurer and Head of Corporate Financial Planning and Reporting from 1998 to 2001. He was employed by Lehman Brothers, Inc. as the Senior Vice President of Financial Planning and Analysis from 1996 to 1998.











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